Exhibit O

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
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           FCC 603                     FCC Wireless Telecommunications Bureau                 Approved by OMB
                                    Application for Assignments of Authorization              3060 - 0800
                                              and Transfers of Control                        See instructions for
                                                                                              public burden estimate






                                                                                              File Number:
                                                                                              0001835048
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1) Application Purpose:  Transfer of Control
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2a) If this request is for an Amendment or Withdrawal, enter the File Number of                    File Number:
the pending application currently on file with the FCC.
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2b) File numbers of related pending applications currently on file with the FCC:
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Type of Transaction
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3a) Is this a pro forma assignment of authorization or transfer of control? No
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3b) If the answer to Item 3a is 'Yes', is this a notification of a pro forma transaction being filed under the
Commission's forbearance procedures for telecommunications licenses?
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4) For assignment of authorization only, is this a partition and/or disaggregation?
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5a) Does this filing request a waiver of the Commission rules?
If 'Yes', attach an exhibit providing the rule numbers and explaining circumstances.  No
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5b) If a feeable waiver request is attached, multiply the number of stations (call signs) times the number of rule sections and enter the result.
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6) Are attachments being filed with this application? No
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7a) Does the transaction that is the subject of this application also involve transfer or assignment of other wireless licenses held by the assignor/transferor or affiliates of the assignor/transferor (e.g., parents, subsidiaries, or commonly controlled entities) that are not included on this form and for which Commission approval is required? No
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7b) Does the transaction that is the subject of this application also involve transfer or assignment of non-wireless licenses that are not included on this form and for which Commission approval is required? No
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Transaction Information
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8) How will assignment of authorization or transfer of control be accomplished? Sale or other assignment or transfer of stock.
If required by applicable rule, attach as an exhibit a statement on how control is to be assigned or transferred, along with copies of any pertinent contracts, agreements, instruments, certified copies of Court Orders, etc.
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9) The assignment of authorization or transfer of control of license is:  Voluntary
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Licensee/Assignor Information
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10) FCC Registration Number (FRN): 0001566579
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11) First Name (if individual):    MI:               Last Name:                   Suffix:
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12) Entity Name (if not an individual): Portland General Electric
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13) Attention To: Michael Wagner
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14) P.O. Box:                      And / Or          15) Street Address: 121 SW Salmon St, m/s 3WTC0404
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16) City: Portland                                   17) State: OR                18) Zip Code: 97204
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19) Telephone Number: (503)464-8211                  20) FAX Number: (503)464-2408
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21) E-Mail Address: mike_wagner@pgn.com
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22) Race, Ethnicity, Gender of Assignor/Licensee (Optional)
======================================================================================================================
Race:      American Indian or Alaska  Asian:             Black or              Native Hawaiian or Other       White:
           Native:                                       African-American:     Pacific Islander:
======================================================================================================================
Ethnicity: Hispanic or Latino:        Not Hispanic or
                                      Latino:
=========================================================
Gender:    Female:                    Male:
======================================================================================================================


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Transferor Information (for transfers of control only)
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23) FCC Registration Number (FRN): 0005864822
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24) First Name (if individual):              MI:          Last Name:                Suffix:
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25) Entity Name (if not an individual): Enron Corp
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26) P.O. Box:                                And / Or     27) Street Address: 1221 Lamar, Suite 1600
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28) City: Houston                                         29) State: TX           30) Zip Code: 77010-1221
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31) Telephone Number: (713)853-6161                       FAX Number: (713)646-3092
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33) E-Mail Address: david.koogler@enron.com
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Name of Transferor Contact Representative (if other than Transferor) (for transfers of control only)
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34) First Name: Roshini               MI: S        Last Name: Thayaparan                  Suffix:
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35) Company Name: LeBoeuf, Lamb, Greene & MacRae, LLP
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36) P.O. Box:                         And / Or     37) Street Address: 1875 Connecticut Ave, NW, Suite 1200
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38) City: Washington                               39) State: DC                          40) Zip Code: 20009
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41) Telephone Number: (202)986-8065                42) FAX Number: (202)956-3305
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43) E-Mail Address: rthayaparan@llgm.com
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Assignee/Transferee Information
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44) The Assignee is a(n): Limited Liability Corporation
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45) FCC Registration Number (FRN): 0011337383
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46) First Name (if individual):         MI:          Last Name:                   Suffix:
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47) Entity Name (if other than individual): Oregon Electric Utility Company, LLC
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48) Name of Real Party in Interest:                                               49) TIN:
======================================================================================================================
50) Attention To: Thad Miller
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51) P.O. Box:                           And / Or     52) Street Address: 222 SW Columbia Street, Suite 1850
======================================================================================================================
53) City: Portland                                   54) State: OR                55) Zip Code: 97201
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56) Telephone Number: (503)226-8622                  57) FAX Number:
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58) E-Mail Address: tmiller6@optonline.net
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Name of Assignee/Transferee Contact Representative (if other than Assignee/Transferee)
======================================================================================================================
59) First Name:                        MI:                Last Name:                     Suffix:
======================================================================================================================
60) Company Name:
======================================================================================================================
61) P.O. Box:                          And / Or           62) Street Address:
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63) City:                                                 64) State:                     65) Zip Code:
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66) Telephone Number:                                     67) FAX Number:
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68) E-Mail Address:
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Alien Ownership Questions
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69) Is the Assignee or Transferee a foreign government or the representative of any foreign government?           No
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70) Is the Assignee or Transferee an alien or the representative of an alien?                                     No
======================================================================================================================
71) Is the Assignee or Transferee a corporation organized under the laws of any foreign government?               No
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72) Is the Assignee or Transferee a corporation of which more than one-fifth of the capital stock is owned of     No
record or voted by aliens or their representatives or by a foreign government or representative thereof or by any corporation organized under the laws of a foreign country?
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73) Is the Assignee or Transferee directly or indirectly controlled by any other corporation of which more        No
than one-fourth of the capital stock is owned of record or voted by aliens, their representatives, or by a foreign government or representative thereof, or by any corporation organized under the laws of a foreign country? If 'Yes', attach exhibit explaining nature and extent of alien or foreign ownership or control.
======================================================================================================================

Basic Qualification Questions
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74) Has the Assignee or Transferee or any party to this application had any FCC station authorization, license    No
or construction permit revoked or had any application for an initial, modification or renewal of FCC station authorization, license, construction permit denied by the Commission? If 'Yes', attach exhibit explaining circumstances.
======================================================================================================================
75) Has the Assignee or Transferee or any party to this application, or any party directly or indirectly          No
controlling the Assignee or Transferee, or any party to this application ever been convicted of a felony by any state or federal court? If 'Yes', attach exhibit explaining circumstances.
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

76) Has any court finally adjudged the Assignee or Transferee, or any party directly or indirectly                No
controlling the Assignee or Transferee guilty of unlawfully monopolizing or attempting unlawfully to monopolize radio communication, directly or indirectly, through control of manufacture or sale of radio apparatus, exclusive traffic arrangement, or any other means or unfair methods of competition?
If 'Yes', attach exhibit explaining circumstances.
======================================================================================================================
77) Is the Assignee or Transferee, or any party directly or indirectly controlling the Assignee or Transferee     No
currently a party in any pending matter referred to in the preceding two items? If 'Yes', attach exhibit explaining circumstances.
======================================================================================================================

78) Race, Ethnicity, Gender of Assignee/Transferee (Optional)
======================================================================================================================

======================================================================================================================
Race:      American Indian or Alaska  Asian:             Black or              Native Hawaiian or Other       White:
           Native:                                       African-American:     Pacific Islander:
======================================================================================================================
Ethnicity: Hispanic or Latino:        Not Hispanic or
                                      Latino:
=========================================================
Gender:    Female:                    Male:
======================================================================================================================

Assignor/Transferor Certification Statements
======================================================================================================================
1) The Assignor or Transferor certifies either (1) that the authorization will not be assigned or that control of the license will not be transferred until the consent of the Federal Communications Commission has been given, or (2) that prior Commission consent is not required because the transaction is subject to streamlined notification procedures for pro forma assignments and transfers by telecommunications carriers. See Memorandum Opinion and Order, 13 FCC Rcd.
6293(1998).
======================================================================================================================
2) The Assignor or Transferor certifies that all statements made in this application and in the exhibits, attachments, or in documents incorporated by reference are material, are part of this application, and are true, complete, correct, and made in good faith.
======================================================================================================================
79) Typed or Printed Name of Party Authorized to Sign
======================================================================================================================
First Name: Raymond                             MI: M          Last Name: Bowen                      Suffix:
======================================================================================================================
80) Title: Executive Vice President, CFO
======================================================================================================================
Signature: Raymond M Bowen                                     81) Date: 08/26/04
======================================================================================================================

Assignee/Transferee Certification Statements
======================================================================================================================
1) The Assignee or Transferee certifies either (1) that the authorization will not be assigned or that control of the license will not be transferred until the consent of the Federal Communications Commission has been given, or (2) that prior Commission consent is not required because the transaction is subject to streamlined notification procedures for pro forma assignments and transfers by telecommunications carriers See Memorandum Opinion and Order, 13 FCC Rcd. 6293
(1998).
======================================================================================================================
2) The Assignee or Transferee waives any claim to the use of any particular frequency or of the electromagnetic spectrum as against the regulatory power of the United States because of the previous use of the same, whether by license or otherwise, and requests an authorization in accordance with this application.
======================================================================================================================
3) The Assignee or Transferee certifies that grant of this application would not cause the Assignee or Transferee to be in violation of any pertinent cross-ownership, attribution, or spectrum cap rule.* *If the applicant has sought a waiver of any such rule in connection with this application, it may make this certification subject to the outcome of the waiver request.
======================================================================================================================
4) The Assignee or Transferee agrees to assume all obligations and abide by all conditions imposed on the Assignor or
Transferor under the subject authorization(s), unless the Federal Communications Commission pursuant to a request made herein otherwise allows, except for liability for any act done by, or any right accured by, or any suit or proceeding had or commenced against the Assignor or Transferor prior to this assignment.
======================================================================================================================
5) The Assignee or Transferee certifies that all statements made in this application and in the exhibits, attachments, or in documents incorporated by reference are material, are part of this application, and are true, complete, correct, and made in good faith.
======================================================================================================================
6) The Assignee or Transferee certifies that neither it nor any other party to the application is subject to a denial of Federal benefits pursuant to Section 5301 of the Anti-Drug Abuse Act of 1998, 21 U.S.C ss. 862, because of a conviction for possession or distribution of a controlled substance. See Section 1.2002(b) of the rules,
47 CFR ss. 1.2002(b), for the definition of "party to the application" as used in this certification.
======================================================================================================================
7) The applicant certifies that it either (1) has an updated Form 602 on file with the Commission, (2) is filing an updated Form 602 simultaneously with this application, or (3) is not required to file Form 602 under the Commission's rules.
======================================================================================================================

82) Typed or Printed Name of Party Authorized to Sign
======================================================================================================================
First Name:  Thad                            MI:         Last Name: Miller                           Suffix:
======================================================================================================================
83) Title: General Counsel
======================================================================================================================
Signature: Thad Miller                                   84) Date: 08/26/04
======================================================================================================================

WILLFUL FALSE STATEMENTS MADE ON THIS FORM OR ANY ATTACHMENTS ARE PUNISHABLE BY FINE AND/OR IMPRISONMENT (U.S. Code,
Title 18, Section 1001) AND/OR REVOCATION OF ANY STATION LICENSE OR CONSTRUCTION PERMIT (U.S. Code, Title 47, Section
312(a)(1)), AND/OR FORFEITURE (U.S. Code, Title 47, Section 503).
======================================================================================================================

Authorizations To Be Assigned or Transferred
======================================================================================================================
                                           88) Path                90) Lower
    85) Call    86) Radio  87) Location      Number        89)     or Center    91) Upper        92)          93)
      Sign       Service      Number      (Microwave   Frequency   Frequency    Frequency    Constructed   Assignment
                                             only)       Number      (MHz)        (MHz)       Yes / No     Indicator
======================================================================================================================
   KA7037        IG                                                                             Yes
=========================                                                                   ============
   KAS914        IG                                                                             Yes
=========================                                                                   ============
   KBE617        IG                                                                             Yes
=========================                                                                   ============
   KD3093        IG                                                                             Yes
=========================                                                                   ============
   KDX265        IG                                                                             Yes
=========================                                                                   ============
   KDX266        IG                                                                             Yes
=========================                                                                   ============
   KEM232        IG                                                                             Yes
=========================                                                                   ============
   KFO316        IG                                                                             Yes
=========================                                                                   ============
   KJM472        IG                                                                             Yes
=========================                                                                   ============
   KKH963        IG                                                                             Yes
=========================                                                                   ============
  KNNP387        IG                                                                             Yes
=========================                                                                   ============
   KOB212        IG                                                                             Yes
=========================                                                                   ============
   KOD280        IG                                                                             Yes
=========================                                                                   ============
   KOG996        IG                                                                             Yes
=========================                                                                   ============
   KOK884        IG                                                                             Yes
=========================                                                                   ============
   KQR669        IG                                                                             Yes
=========================                                                                   ============
   KTA263        IG                                                                             Yes
=========================                                                                   ============
   KWD937        IG                                                                             Yes
=========================                                                                   ============
   KWD938        IG                                                                             Yes
=========================                                                                   ============
   KXM520        IG                                                                             Yes
=========================                                                                   ============
   KYB393        IG                                                                             Yes
=========================                                                                   ============
   WAO26         IG                                                                             Yes
=========================                                                                   ============
  WNKG496        IG                                                                             Yes
=========================                                                                   ============
  WNWZ882        IG                                                                             Yes
=========================                                                                   ============
  WNXI463        IG                                                                             Yes
=========================                                                                   ============
  WNZC486        IG                                                                             Yes
=========================                                                                   ============
  WNZH650        IG                                                                             Yes
=========================                                                                   ============
  WNZL402        IG                                                                             Yes
=========================                                                                   ============
  WPAV497        IG                                                                             Yes
=========================                                                                   ============
  WPFD972        IG                                                                             Yes
=========================                                                                   ============
  WPKN728        IG                                                                             Yes
=========================                                                                   ============
  WPKV486        IG                                                                             Yes
=========================                                                                   ============
  WPKY702        IG                                                                             Yes
=========================                                                                   ============
  WPLS863        IG                                                                             Yes
=========================                                                                   ============
  WPLY717        IG                                                                             Yes
=========================                                                                   ============
  WPNP400        IG                                                                             Yes
=========================                                                                   ============
  WPVP301        IG                                                                             Yes
=========================                                                                   ============
   WXA744        IG                                                                             Yes
=========================                                                                   ============
   KD4708        MC                                                                             Yes
=========================                                                                   ============
   WQZ464        MC                                                                             Yes
=========================                                                                   ============
   KBE37         MG                                                                             Yes
=========================                                                                   ============
   KMX49         MG                                                                             Yes
=========================                                                                   ============
   KOR91         MG                                                                             Yes
=========================                                                                   ============
   KOR92         MG                                                                             Yes
=========================                                                                   ============
   KOV94         MG                                                                             Yes
=========================                                                                   ============
   KOV95         MG                                                                             Yes
=========================                                                                   ============
   KPI74         MG                                                                             Yes
=========================                                                                   ============
   KXO95         MG                                                                             Yes
=========================                                                                   ============
   WAA753        MG                                                                             Yes
=========================                                                                   ============
   WAK240        MG                                                                             Yes
=========================                                                                   ============
   WED288        MG                                                                             Yes
=========================                                                                   ============

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   WIA282        MG                                                                             Yes
=========================                                                                   ============
   WIA283        MG                                                                             Yes
=========================                                                                   ============
   WIA284        MG                                                                             Yes
=========================                                                                   ============
  WNET840        MG                                                                             Yes
=========================                                                                   ============
  WNTR596        MG                                                                             Yes
=========================                                                                   ============
  WNTR597        MG                                                                             Yes
=========================                                                                   ============
  WNTT938        MG                                                                             Yes
=========================                                                                   ============
  WNTT939        MG                                                                             Yes
=========================                                                                   ============
  WPJA952        MG                                                                             Yes
=========================                                                                   ============
  WPJA953        MG                                                                             Yes
=========================                                                                   ============
  WPJB572        MG                                                                             Yes
=========================                                                                   ============
  WPJB573        MG                                                                             Yes
=========================                                                                   ============
  WPJB574        MG                                                                             Yes
=========================                                                                   ============
  WPJB575        MG                                                                             Yes
=========================                                                                   ============
  WPJD505        MG                                                                             Yes
=========================                                                                   ============
  WPNG843        MG                                                                             Yes
=========================                                                                   ============
  WPNM577        MG                                                                             Yes
=========================                                                                   ============
  WPOS466        MG                                                                             Yes
=========================                                                                   ============
  WPOS467        MG                                                                             Yes
=========================                                                                   ============
  WPQN998        MG                                                                             Yes
=========================                                                                   ============
  WPQQ608        MG                                                                             Yes
=========================                                                                   ============
  WPQR723        MG                                                                             Yes
=========================                                                                   ============
  WPQR727        MG                                                                             Yes
=========================                                                                   ============
  WPQR749        MG                                                                             Yes
=========================                                                                   ============
  WPQR753        MG                                                                             Yes
=========================                                                                   ============
  WPQS415        MG                                                                             Yes
=========================                                                                   ============
  WPQS416        MG                                                                             Yes
=========================                                                                   ============
  WPQS417        MG                                                                             Yes
=========================                                                                   ============
  WPRY262        MG                                                                             Yes
=========================                                                                   ============
   WPS43         MG                                                                             Yes
=========================                                                                   ============
  WPSD949        MG                                                                             Yes
=========================                                                                   ============
  WPSE387        MG                                                                             Yes
=========================                                                                   ============
  WPUK576        MG                                                                             Yes
=========================                                                                   ============
  WPUW371        MG                                                                             Yes
=========================                                                                   ============
  WPVQ691        MG                                                                             Yes
=========================                                                                   ============
  WPVT566        MG                                                                             Yes
=========================                                                                   ============
  WPWG951        MG                                                                             Yes
=========================                                                                   ============
  WPWI826        MG                                                                             Yes
=========================                                                                   ============
  WPWW366        MG                                                                             Yes
=========================                                                                   ============
  WPXT218        MG                                                                             Yes
=========================                                                                   ============
  WPYA950        MG                                                                             Yes
=========================                                                                   ============
  WQAC663          MG                                                                           Yes
=========================                                                                   ============
   WQU34         MG                                                                             Yes
=========================                                                                   ============
   WQU35         MG                                                                             Yes
=========================                                                                   ============
   WQU36         MG                                                                             Yes
=========================                                                                   ============
  KA34558        PW                                                                             Yes
======================================================================================================================

======================================================================================================================
                                                                                            Approved by OMB
      FCC Form 603                 Schedule for Assignment of Authorization                 3060 - 0800
       Schedule A                  and Transfers of Control in Auctioned Services           See instructions for
                                                                                            public burden estimate
======================================================================================================================

Assignments of Authorization
1) Assignee Eligibility for Installment Payments (for assignments of authorization only)
======================================================================================================================
Is the Assignee claiming the same category or a smaller category of eligibility for installment payments as the Assignor (as determined by the applicable rules governing the licenses issued to the
Assignor)?
=========================================================================================================
If 'Yes', is the Assignee applying for installment payments?
======================================================================================================================

2) Gross Revenues and Total Assets Information (if required) (for assignments of authorization only)
Refer to applicable auction rules for method to determine required gross revenues and total assets information
======================================================================================================================
 Year 1 Gross Revenues (current)      Year 2 Gross Revenues      Year 3 Gross Revenues           Total Assets:
======================================================================================================================

3) Certification Statements
For Assignees Claiming Eligibility as an Entrepreneur Under the General Rule
======================================================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
======================================================================================================================

For Assignees Claiming Eligibility as a Publicly Traded Corporation
======================================================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply and that they comply with the definition of a Publicly Traded Corporation, as set out in the applicable FCC rules.
======================================================================================================================

For Assignees Claiming Eligibility Using a Control Group Structure
======================================================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
======================================================================================================================
Assignee certifies that the applicant's sole control group member is a pre-existing entity, if applicable.
======================================================================================================================

For Assignees Claiming Eligibility as a Very Small Business, Very Small Business Consortium, Small Business, or
as a Small Business Consortium
======================================================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
======================================================================================================================
Assignee certifies that the applicant's sole control group member is a pre-existing entity, if applicable.
======================================================================================================================

For Assignees Claiming Eligibility as a Rural Telephone Company
======================================================================================================================
Assignee certifies that they meet the definition of a Rural Telephone Company as set out in the applicable FCC rules, and must disclose all parties to agreement(s) to partition licenses won in this auction. See applicable FCC rules.
======================================================================================================================

Transfers of Control
4) Licensee Eligibility (for transfers of control only)
======================================================================================================================
As a result of transfer of control, must the licensee now claim a larger or higher category of eligibility than was originally declared?
======================================================================================================================
If `Yes', the new category of eligibility of the licensee is:
======================================================================================================================

Certification Statement for Transferees
======================================================================================================================
Transferee certifies that the answers provided in Item 4 are true and correct.
======================================================================================================================



Attachment List

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     Attachment             Date                              Description                              Contents
        Type
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                                        There are no attachments for this application
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